Exhibit 10.3

CONSENT AND SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 12, 2013 (this “Amendment”), is among SMITHFIELD FOODS, INC., a Virginia corporation (the “Company”), the subsidiary guarantors party hereto, the banks and other lending institutions party hereto, and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS:

The Company, certain of its subsidiaries as guarantors, certain of the banks and other lending institutions party thereto and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of June 9, 2011 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of January 31, 2013 and that certain Increased Commitment Supplement dated as of January 31, 2013, the “Agreement”). On or about April 18, 2013, FCS Financial, PCA assigned all of its rights under the Loan Documents to 1st Farm Credit Services, PCA.

The Company has informed the Administrative Agent and the Lenders that (a) pursuant to that certain Agreement and Plan of Merger, dated as of May 28, 2013 (the “Amendment Date Merger Agreement”), by and among Shuanghui International Holdings Limited, a corporation formed under the laws of the Cayman Islands (“Shuanghui”), Sun Merger Sub, Inc., a Virginia corporation (“Mergerco”) and wholly-owned subsidiary of Shuanghui, and the Company, Shuanghui desires to merge Mergerco with and into the Company (the “Shuanghui Merger”) so that, following consummation of such merger, (i) the Company will continue as the surviving corporation and will be a wholly owned subsidiary of Shuanghui (the “Shuanghui Acquisition”) and (ii) unsecured notes in an aggregate principal amount not to exceed $1,000,000,000 issued by Mergerco shall become Indebtedness of the Company (such notes, and any unsecured notes issued in exchange thereof, the “New Company Notes”), (b) the Company anticipates declaring and paying a cash dividend to Shuanghui, redeeming Equity Interests of existing shareholders of the Company and/or acquiring certain Equity Interests issued by Mergerco in an aggregate amount not to exceed $800,000,000 contemporaneously with consummation of the Shuanghui Merger (such Restricted Payments and Investments described in this clause (b), the “Acquisition Restricted Payment”), (c) upon the connsummation of the Shuanghui Acquisition, the Company will repay the outstanding Indebtedness under that certain Term Loan Agreement, dated February 4, 2013, between the Company and Bank of America, N.A. (collectively, the “Debt Repayment”), (d) the Company anticipates incurring unsecured Indebtedness in an aggregate principal amount not to exceed $750,000,000 to provide funds, if necessary, to effect the Shuanghui Merger (the “Unsecured Bridge Facility”), (e) in connection with the Shuanghui Acquisition, the Company will be required to make redemption offers in respect of the 2017 Notes and the Company’s 6.625% Senior Notes due 2022 (the “2017 and 2022 Covered Notes”) that could give rise to redemption of all or a portion of the 2017 and 2022 Covered Notes (the “Covered Notes Redemption”), and (f) if all or a portion of the 2017 and 2022 Covered Notes are required to be redeemed pursuant to the Covered Notes Redemption, the Company may obtain unsecured bridge loans and/or issue unsecured notes in an aggregate principal amount necessary to redeem such 2017 and 2022 Covered Notes required to be redeemed but in no event to exceed $1,500,000,000 in order to provide funds to effect such Covered Notes Redemption (such unsecured loans and/or notes, and any unsecured loans and/or notes issued upon conversion or exchange thereof, the “Covered Notes Refinancing Debt”).

In accordance with the Agreement, the Company and the other Loan Parties have requested that the Lenders consent to the Company’s (i) consummation of the Shuanghui Merger and the Shuanghui Acquisition, (ii) incurrence of the Indebtedness under the New Company Notes, the Unsecured Bridge Facility and, to the extent required to consummate the Covered Notes Redemption, the Covered Notes Refinancing Debt, and (iii) making of the Acquisition Restricted Payment, the Debt Repayment, and the Covered Notes Redemption (the transactions referred to in clauses (i), (ii), and (iii) are, collectively, the “Transactions”). Furthermore, the Company has requested that Section 6.08(a) of the Agreement be amended as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE 1.

Definitions

Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE 2.

Amendments

Section 2.1. Addition to Section 1.01 (Defined Terms). The following definition is added to Section 1.01 (Defined Terms) of the Agreement in appropriate alphabetical order:

“Acquisition Restricted Payment” shall have the meaning set forth in that certain Consent and Second Amendment to Second Amended and Restated Credit Agreement, dated as of July 12, 2013, among the Company, the Administrative Agent and the other Lenders party thereto.

Section 2.2. Amendment to Section 6.08(a) (Restricted Payments). Subclause (vi) of Section 6.08(a) to the Agreement is amended in its entirety to read as follows:

(vi) Restricted Payments not otherwise permitted under this Section 6.08 as long as with respect to any Restricted Payment made in reliance on this clause (vi): (A) no Default shall exist or result (including any Default arising as a result of any violation of the Covered Note Documents) and (B) the Dollar Equivalent amount of such Restricted Payment together with the aggregate amount of all Restricted Payments made since the Effective Date (excluding the Dollar Equivalent of the Acquisition Restricted Payment actually paid) in reliance on this clause (vi) shall not exceed an amount equal to the sum of (1) $100,000,000 plus (2) an aggregate amount equal to the sum of the following but in no event less than zero: (x) 50% of the positive Net Income of the Company and its Restricted Subsidiaries for each fiscal quarter ended after the fiscal year ended on April 28, 2013 minus (y) 100% of the negative Net Income of the Company and its Restricted Subsidiaries for any fiscal quarter ended after the fiscal year ended on April 28, 2013 plus (3) the Acquisition Basket Amount.

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 2

ARTICLE 3.

Consent

Section 3.1. Consent. Subject to the satisfaction of the conditions precedent described in Article 4 hereof, each of the undersigned Lenders:

(a) notwithstanding anything to the contrary in Section 6.03(a) of the Agreement, consents to the consummation of the Shuanghui Merger so long as (i) the Shuanghui Merger is consummated in accordance with the Amendment Date Merger Agreement, without any amendment or modification thereto in a manner that is material and adverse to the Lenders unless otherwise consented to by the Administrative Agent (such consent not to be unreasonably withheld or delayed) (it being agreed that any change in the purchase price set forth in the Amendment Date Merger Agreement by an amount equal to five percent (5%) or more of such purchase price shall require the consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed; provided, however, no consent of the Administrative Agent shall be required if the purchase price is increased by five percent (5%) or more but such increase in excess of five percent (5%) will be funded solely with equity from Shaunghui and not by the assumption or incurrence of Indebtedness by the Company or any other Loan Party) and (ii) the Shuanghui Merger is consummated, if consummated at all, on or prior to December 6, 2013;

(b) notwithstanding anything to the contrary in Sections 6.04, 6.08(a) or 6.09 of the Agreement, consents to the Company’s declaring and making the Acquisition Restricted Payment; provided, however, that such Acquisition Restricted Payment, if paid at all, shall be paid upon consummation of the Shuanghui Merger in accordance with Section 3.1(a) above, and in any event on or prior to December 6, 2013;

(c) agrees that to the extent consummated in accordance with this Amendment, the Shuanghui Acquisition shall not constitute a Default pursuant to (i) Section 7.01(m) of the Agreement solely to the extent that a Change of Control occurs as the result of the Shuanghui Acquisition or (ii) Section 7.01(g) of the Agreement solely to the extent arising out of the obligation of the Company or any Subsidiary to make a redemption offer in respect of, or redeem, the 2017 and 2022 Covered Notes as a result of the Shuanghui Acquisition;

(d) notwithstanding anything to the contrary in Section 6.01 or 6.10 of the Agreement, consents to assumption of the New Company Notes by the Company contemporaneously with the consummation of the Shuanghui Merger and the incurrence of the Covered Notes Refinancing Debt; provided, however, that the maturity dates of the New Company Notes and the Covered Notes Refinancing Debt shall be after June 30, 2016;

(e) notwithstanding anything to the contrary in Section 6.01, 6.10 or 7.01(g) of the Agreement, consents to the incurrence of the Unsecured Bridge Facility and any required prepayments in respect thereof that are not triggered by the occurrence of a default; provided, however, that (i) the proceeds of such Indebtedness, if any, shall be used to effect the Shuanghui Acquisition and (ii) the obligations in respect of such prepayments shall otherwise be subject to the limitations set forth in Section 6.08(b) of the Agreement;

(f) notwithstanding anything to the contrary in Section 6.08(b) of the Agreement, consents to the Company making the Debt Repayment upon the consummation of the Shuanghui Acquisition and making the Covered Notes Redemption, in each case, in connection with the Shuanghui Acquisition; and

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 3

(g) notwithstanding anything to the contrary in Section 6.11 of the Agreement, consents to the amendments of the Receivables Securitization documents and the Rabobank Nederland Facility referred to in Section 4.1 of this Amendment.

Section 3.2. Limitations on Consent. To induce the Lenders to agree to the terms of Section 3.1, the Company and the other Loan Parties (by their execution below) agree that the consent set forth herein shall not be deemed to be a consent to the departure from or waiver of (a) any of the covenants identified in Section 3.1 for any purpose other than to permit the Transactions on the terms described in this Amendment, (b) any other covenant or condition in any Loan Document or (c) any Event of Default that otherwise may arise as a result of the transactions described in this Amendment.

ARTICLE 4.

Conditions Precedent

Section 4.1. Conditions. The effectiveness of Article 2 and 3 of this Amendment is subject to the satisfaction (or waiver in accordance with Section 9.02 (Waiver; Amendments) of the Agreement) of the following conditions precedent:

(a) The Administrative Agent shall have received from each Loan Party and the Required Lenders either (i) a counterpart of this Amendment signed and delivered on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page to this Amendment) that such party has signed and delivered a counterpart of this Amendment;

(b) The Administrative Agent shall have received a true, correct and complete copy of any amendment or consent related to the Receivables Securitization documents which is being executed concurrently herewith, which shall be in form and substance reasonably acceptable to the Administrative Agent;

(c) The Administrative Agent shall have received a true, correct and complete copy of a consent and amendment related to the Rabobank Nederland Facility which is being executed concurrently herewith, which shall be in form and substance reasonably acceptable to the Administrative Agent;

(d) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this Amendment including, without limitation, a non-refundable amendment fee for the account of each Lender who executes and delivers this Amendment to the Administrative Agent on or prior to July 1, 2013 in an amount equal to 0.15% of such Lender’s Commitment; and

(e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel.

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 4

ARTICLE 5.

Ratifications, Representations and Warranties

Section 5.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded pursuant to Article 2 of this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Loan Party, the Administrative Agent, and the Lenders party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 5.2. Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows: (a) no Default exists and (b) the representations and warranties set forth in the Agreement are true and correct in all material respects (or, in the case of any representation and warranty qualified by materiality, in all respects) on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to an earlier date (in which case such representation and warranty shall be true and correct in all material respects as of such earlier date, or in the case of any representation and warranty qualified by materiality, in all respects as of such earlier date). IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH LOAN PARTY REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT; AND

(b) RELEASE. RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

ARTICLE 6.

Miscellaneous

Section 6.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 5

Section 6.2. Reference to Agreement. Upon and after the effectiveness of Article 2 of this Amendment, each reference to the Agreement in each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 6.3. Expenses of Administrative Agent. As provided in Section 9.03(a) (Expense Reimbursement) of the Agreement, the Company agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the reasonable costs and fees of Administrative Agent’s legal counsel.

Section 6.4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.5. Governing Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof, but giving effect to federal laws applicable to national banks. This governing law election has been made by the parties in reliance (at least in part) on Section 5–1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.

Section 6.6. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, each Lender, each Loan Party, and their respective successors and permitted assigns, except no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lenders. Any assignment or other transfer made in violation of this Section shall be void.

Section 6.7. Counterparts. This Amendment may be executed in one or more counterparts and on telecopy or other electronically reproduced counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6.8. Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty hereunder by the Company or any other Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 6.9. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 6

Section 6.10. Entire Agreement. This Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

Section 6.11. Required Lenders. Pursuant to Section 9.02 (Waiver; Amendments) of the Agreement, the Agreement may be modified as provided in this Amendment with the agreement of the Required Lenders which means Lenders having Credit Exposures and unused Commitments representing more than 50% of the Aggregate Credit Exposures and unused Commitments (such percentage applicable to a Lender, herein such Lender’s “Required Lender Percentage”). For purposes of determining the effectiveness of this Amendment, each Lender’s Required Lender Percentage is set forth on Schedule 6.11 hereto.

Executed as of the date first written above.

COMPANY:

Smithfield Foods, Inc., a Virginia corporation

By:	/s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President and Corporate Treasurer

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 7

OTHER LOAN PARTIES:

Brown’s Realty Partnership, a North Carolina general partnership Carroll’s Realty Partnership, a North Carolina general partnership Smithfield-Carroll’s Farms, a Virginia general partnership

By:	Murphy-Brown, LLC, as a general partner of each

	By:	/s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

Armour-Eckrich Meats LLC, a Delaware limited liability company

Farmland Foods, Inc., a Delaware corporation

John Morrell & Co., a Delaware corporation

Murphy-Brown LLC, a Delaware limited liability company

Murphy Farms of Texhoma, Inc., an Oklahoma corporation

Patrick Cudahy, LLC, a Delaware limited liability company

Premium Pet Health, LLC, a Delaware limited liability company

Premium Standard Farms, LLC, a Delaware limited liability company

Smithfield Global Products Inc., a Delaware corporation

The Smithfield Packing Company, Incorporated, a Delaware corporation

Smithfield Purchase Corporation, a North Carolina corporation

Smithfield Transportation Co., Inc., a Delaware corporation

Stefano Foods, Inc., a North Carolina corporation

SFRMH Liquidation, Inc. (f/k/a RMH Foods, Inc.), a Delaware corporation

By:	/s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

Jonmor Investments, Inc., a Delaware corporation Patcud Investments, Inc., a Delaware corporation SFFC, INC., a Delaware corporation SF Investments, Inc., a Delaware corporation

By:	/s/ Jeffrey A. Porter
Name: Jeffrey A. Porter
Title: President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 8

ADMINISTRATIVE AGENT AND LENDERS:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as Administrative Agent

By:	/s/ James V. Kenwood
Name: James V. Kenwood
Title: Managing Director

By:	/s/ Jeff Geisbauer
Name: Jeff Geisbauer
Title: Executive Director

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 9

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Tony Young
Name: Tony Young
Title: Executive Director

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 10

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sreedhar R. Kona
Name: Sreedhar R. Kona
Title: Vice President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 11

AGFIRST FARM CREDIT BANK, as a Lender

By:	/s/ Steven J. O’Shea
Name: Steven J. O’Shea
Title: Vice President

Voting Participants:

Farm Credit Bank of Texas

By:	/s/ Chris M. Levine
Name: Chris M. Levine
Title: Vice President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 12

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 13

BANK OF MONTREAL, as a Lender

By:	/s/ Philip Langheim
Name: Philip Langheim
Title: Managing Director

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 14

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Brendan MacBride
Name: Brendan MacBride
Title: Authorized Signatory

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 15

COBANK, ACB, as a Lender

By:	/s/ Alan Schuler
Name: Alan Schuler
Title: Vice President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 16

SOCIETE GENERALE, as a Lender

By:	/s/ Emmanuel Chesneau
Name: Emmanuel Chesneau
Title: Managing Director

By:	/s/ Linda A. Garcia
Name: Linda Garcia
Title: Director

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 17

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Harry J. Brown
Name: Harry J. Brown
Title: Vice President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 18

AGSTAR FINANCIAL SERVICES, PCA, as a Lender

By:	/s/ Troy Mostaert
Troy Mostaert, Vice President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 19

NORTHWEST FARM CREDIT SERVICES, PCA, as a Lender

By:	/s/ Carol L. Sobson
Name: Carol L. Sobson
Title: Vice President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 20

BANK OF AMERICA, N.A., as a Lender

By:	/s/ David L. Catherall
Name: David L. Catherall
Title: Managing Director

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 21

UNITED FCS, PCA D/B/A FCS COMMERCIAL FINANCE GROUP, as a Lender

By:	/s/ Lisa Caswell
Name: Lisa Caswell
Title: Vice President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 22

FARM CREDIT SERVICES OF MID-AMERICA, PCA,
as a Lender

By:	/s/ W. Heath Hoagland
Name: W. Heath Hoagland
Title: Credit Officer

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 23

SOVEREIGN BANK, N.A. (formerly known an Sovereign Bank), as a Lender

By:	/s/ Carlos A. Calixto
Name: Carlos A. Calixto
Title: Vice President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 24

ING CAPITAL LLC, as a Lender

By:	/s/ Daniel W. Lamprecht
Name: Daniel W. Lamprecht
Title: Managing Director

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 25

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Blake Wright
Name: Blake Wright
Title: Managing Director

By:	/s/ James Austin
Name: James Austin
Title: Vice President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 26

COMPASS BANK, as a Lender

By:	/s/ Mark Taylor
Name: Mark Taylor
Title: Senior Vice President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 27

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By:	/s/ Bruce Dean
Name: Bruce Dean
Title: Vice President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 28

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 29

AMERICAN AGCREDIT, PCA (successor by merger to Farm Credit Services of the Mountain Plains, PCA), as a Lender

By:	/s/ John Gunderson
Name: John Gunderson
Title: Vice President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 30

1ST FARM CREDIT SERVICES, PCA, as a Lender

By:	/s/ Dale A. Richardson
Name: Dale A. Richardson
Title: Vice President, Capital Markets Group

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 31

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as a Lender

By:	/s/ Alfred S. Compton, Jr.
Name: Alfred S. Compton, Jr.
Title: SVP/Managing Director

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 32

FARM CREDIT WEST, PCA, as a Lender

By:	/s/ Ben Madonna
Ben Madonna, Vice President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 33

FARMERS BANK, as a Lender

By:	/s/ Vernon M. Towler
Name: Vernon M. Towler
Title: President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 34

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Brent Chase
Name: Brent Chase
Title: Duly authorized signatory

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 35

COBANK, FCB (successor in interest by merger to U.S. AgBank, FCB), as a Lender

By:	/s/ Alan Schuler
Name: Alan Schuler
Title: Vice President

CONSENT AND SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 36

Schedule 6.11

to

Smithfield Foods, Inc.

Consent and Second Amendment to Second Amended and Restated Credit Agreement

Required Lender Percentage

Lender	Required Lender Percentage Held	Lenders Agreeing to Consent Letter(insert % from prior column if Lender signs Consent Letter then total % in this column)
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch	7.695451512%	7.695451512%
Barclays Bank PLC	6.390243902%	6.390243902%
AgFirst Farm Credit Bank	11.707317073%	11.707317073%
Goldman Sachs Bank USA	4.780487805%	4.780487805%
Bank of Montreal	4.780487805%	4.780487805%
Morgan Stanley Bank, N.A.	2.926829268%	2.926829268%
CoBank, ACB	4.938694829%	4.938694829%
JPMorgan Chase Bank, N. A.	4.780487805%	4.780487805%
Societe Generale	4.780487805%	4.780487805%
U.S. Bank National Association	4.195121951%	4.195121951%
AgStar Financial Services, PCA	3.414634146%	3.414634146%
Northwest Farm Credit Services, PCA	3.414634146%	3.414634146%
Bank of America, N.A.	3.219512195%	3.219512195%
United FCS, PCA d/b/a FCS Commercial Finance Group	2.682926829%	2.682926829%
Farm Credit Services of Mid-America, PCA	2.682926829%	2.682926829%
Sovereign Bank, N.A. (formerly known as Sovereign Bank)	2.682926829%	2.682926829%
ING Capital LLC	2.365853659%	2.365853659%
Credit Agricole Corporate and Investment Bank	2.731707317%	2.731707317%
Compass Bank	2.146341463%	2.146341463%
Farm Credit Services of America, PCA	2.365853659%	2.365853659%
Credit Suisse AG, Cayman Islands Branch	2.146341463%	2.146341463%
American AgCredit, PC	2.146341463%	2.146341463%
1st Farm Credit Services, PCA	3.219512195%	3.219512195%
GreenStone Farm Credit Services, ACA/FLCA	2.243902439%	2.243902439%
Farm Credit West, PCA	1.951219512%	1.951219512%
CoBank, FCB (successor to U.S. AgBank FCB)	1.463414634%	1.463414634%
Farmers Bank	0.487804878%	0.487804878%
General Electric Capital Corporation	1.658536585%	1.658536585%

TOTAL	100.00%	100.000000000%

Schedule 6.11 to Consent and Second Amendment to Amended and Restated Intercreditor Agreement, Solo Page